                          SUPPLEMENT TO THE PROSPECTUS

                  WARBURG PINCUS WORLDPERKS MONEY MARKET FUND
              WARBURG PINCUS WORLDPERKS TAX FREE MONEY MARKET FUND

The following information supersedes the section in the funds' Prospectus entitled "Other Information -- About the Distributor".

Provident Distributors, Inc. (PDI), located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, is the funds' distributor and is responsible for making the funds available to you.

As part of their business strategies, each of the funds has adopted a Rule 12b-1 shareholder servicing and distribution plan to compensate Credit Suisse Asset Management Securities, Inc. (CSAMSI) for providing certain shareholder and other services related to the sale of the funds' shares and for payments related to the funds' participation in the Northwest Airlines WorldPerks program. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the fund's shares. In the case of these funds, the distribution and service (12b-1) fees are used primarily to pay for WorldPerks Bonus Miles.

Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

CSAM or its affiliates may, out of their own resources, pay a portion of the expense for the funds' participation in the WorldPerks program.

Dated: January 3, 2000                                             FFNWF-16-0100

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 1999
                           AS REVISED JANUARY 3, 2000

                   WARBURG PINCUS WORLDPERKS MONEY MARKET FUND

              WARBURG PINCUS WORLDPERKS TAX FREE MONEY MARKET FUND

This combined Statement of Additional Information provides information about Warburg Pincus WorldPerks Money Market Fund (the "Money Market Fund") and Warburg Pincus WorldPerks Tax Free Money Market Fund (the "Tax Free Fund" and collectively with the Money Market Fund, the "Funds") which supplements the information that is contained in the combined Prospectus for the Funds, dated April 30, 1999.

Each Fund's audited annual report dated December 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus and the Annual Report can be obtained by writing or telephoning:

                         Warburg Pincus WorldPerks Funds
                                  P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                                   800-WARBURG

                                    Contents

                                                                                              Page
                                                                                              ----
INVESTMENT OBJECTIVES...........................................................................1
GENERAL.........................................................................................1
     Price and Portfolio Maturity...............................................................1
     Portfolio Quality and Diversification......................................................1
INVESTMENT POLICIES.............................................................................2
     Municipal Securities.......................................................................2
     Bank Obligations...........................................................................4
     Variable Rate Master Demand Notes..........................................................4
     Government Securities......................................................................5
     When-Issued Securities.....................................................................5
     Repurchase Agreements......................................................................6
     Reverse Repurchase Agreements and Borrowings...............................................6
     Stand-By Commitment Agreements.............................................................6
     Third Party Puts...........................................................................7
     Taxable Investments........................................................................8
     Other Investment Limitations...............................................................8
         Money Market Fund......................................................................8
         Tax Free Fund.........................................................................10
PORTFOLIO VALUATION............................................................................12
PORTFOLIO TRANSACTIONS.........................................................................12
MANAGEMENT OF THE FUNDS........................................................................13
     Officers and Board of Directors...........................................................13
     Directors' Total Compensation.............................................................16
     Investment Advisers, Sub-Investment Adviser and Administrator and Co-
         Administrator.........................................................................17
     Custodian and Transfer Agent..............................................................20
     Organization of the Funds.................................................................21
     Distribution and Shareholder Servicing....................................................22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................................24
     Automatic Cash Withdrawal Plan............................................................24
EXCHANGE PRIVILEGE.............................................................................24
ADDITIONAL INFORMATION CONCERNING TAXES........................................................25
DETERMINATION OF YIELD.........................................................................29
INDEPENDENT ACCOUNTANTS AND COUNSEL............................................................29
MISCELLANEOUS..................................................................................30
FINANCIAL STATEMENTS...........................................................................30
APPENDIX......................................................................................A-1
     Description of Commercial Paper Ratings..................................................A-1
     Description of Municipal Securities Ratings..............................................A-1


                                       (i)

                              INVESTMENT OBJECTIVES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives.

                  The investment objective of the Money Market Fund is to provide investors with high current income consistent with liquidity and stability of principal.

                  The investment objective of the Tax Free Fund is to provide investors with as high a level of current income that is exempt from federal personal income taxes as is consistent with preservation of capital and liquidity.

                  Unless otherwise indicated, each Fund is permitted to engage in the following investment strategies. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

                                     GENERAL

                  Price and Portfolio Maturity. Each Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by a Fund. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

                  Portfolio Quality and Diversification. Each Fund will limit its portfolio investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by a Fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Fund acquires the security. The Funds may purchase securities that are unrated at the time of purchase that a Fund's investment adviser and sub-investment adviser deem to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), FitchIBCA, Inc. and Duff and Phelps, Inc. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Fund's Statement of Additional Information.

                  The Funds have adopted certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by a Fund's investment adviser and sub-investment adviser. These policies generally restrict a Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. In addition, the credit quality and diversification policies vary to some extent between the Money Market and the Tax Free Funds because the Tax Free Fund is a tax exempt fund.

                               INVESTMENT POLICIES

                  Municipal Securities. Under normal circumstances, at least 80% of the Tax Free Fund's assets will be invested in Municipal Securities. Municipal Securities include short-term debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity securities that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from federal income tax.

                  The two principal types of Municipal Securities consist of "general obligation" and "revenue" issues, and the Tax Free Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity securities held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.

                  There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Tax Free Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser and sub-investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning ratings and their significance.

                  An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Securities may be materially adversely affected.

                  Among other instruments, the Tax Free Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  Special Considerations and Risk Factors Relating to the Money Market Fund. To the extent that the Money Market Fund invests a significant portion of its assets in money market instruments issued by companies in the banking industry and the financial services sector, the Fund is subject to the risks associated with investing in banking and financial services issuers. The companies within the banking industry and the financial services sector are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. Insurance companies are particularly subject to government regulation and rate setting, potential antitrust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios and failures by reinsurance carriers.

                  Special Considerations and Risk Factors Relating to the Tax Free Fund. In seeking to achieve its investment objective the Tax Free Fund may invest all or any part of its assets in Municipal Securities which are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by the Fund's investment adviser and sub-investment adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

                  The Tax Free Fund also invests in securities backed by guarantees from banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

                  Bank Obligations. The Money Market Fund may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Fund will invest in obligations of foreign banks or foreign branches of United States banks only if the Fund's investment adviser and sub-investment adviser deem the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

                  Variable Rate Master Demand Notes. Each Fund may also purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

                  Variable rate master demand notes held by a Fund may have maturities of more than thirteen months, provided: (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which may extend up to thirteen months. In determining the Fund's average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service or when purchasing variable rate master demand notes, the Fund's investment adviser and sub-investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.

                  In the event an issuer of a variable rate master demand note defaults on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. However, the Fund will invest in such instruments only where its investment adviser and sub-investment adviser believe that the risk of such loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.

                  Government Securities. Government Securities in which the Fund may invest include Treasury Bills, Treasury Notes and Treasury Bonds; other obligations that are supported by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; obligations that are supported by the right of the issuer to borrow from the Treasury, such as securities of Federal Home Loan Banks; and obligations that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

                  When-Issued Securities. A Fund may purchase Municipal Securities or portfolio securities, as the case may be, on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will generally not exceed 45 days. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

                  When the Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Repurchase Agreements. Each Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose the Fund to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights thereto. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

                  Reverse Repurchase Agreements and Borrowings. A Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

                  Stand-By Commitment Agreements (Tax Free Fund only). The Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put" options. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

                  The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

                  The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

                  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.

                  The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

                  The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to a stand-by commitment and the interest on the Municipal Securities will be tax-exempt to the Fund.

                  Third Party Puts (Tax Free Fund only). The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the dollar-weighted average maturity of the Fund's portfolio would be adversely affected.

                  These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments. As with any stand-by commitment, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, CSAM intends to manage the Fund in a manner designed to minimize any adverse impact from these investments.

                  Taxable Investments (Tax Free Fund only). Because the Fund's purpose is to provide income excluded from gross income for federal income tax purposes, the Fund generally will invest in taxable obligations only if and when the investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or the sale of its portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Securities generally.

                  Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days. The Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

Other Investment Limitations

                  Money Market Fund. The investment limitations numbered 1 through 6 may not be changed without the affirmative vote of the holders of a majority of the Money Market Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the

Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 7 and 12 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.

                  The Money Market Fund may not:

                  1. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

                  2. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may purchase commercial paper issued by companies that invest in real estate or interests therein.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities, and except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

                  4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions or certificates of deposit, time deposits, savings deposits and bankers' acceptances.

                  5. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and enter into repurchase agreements.

                  6. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  7. Purchase securities on margin, make short sales of securities or maintain a short position.

                  8. Write or sell puts, calls, straddles, spreads or combinations thereof.

                  9. Invest in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or indentures, state bonds, municipal bonds or industrial revenue bonds.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

                  11. Invest more than 10% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by the Fund, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days' notice prior to withdrawal shall be considered illiquid securities.

                  12. Invest in oil, gas or mineral leases.

                  If a percentage restriction (other than the percentage limitation set forth in No. 1 and No. 11 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                  Tax Free Fund. The investment limitations numbered 1 through 6 may not be changed without the affirmative vote of the holders of a majority of the Tax Free Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 7 and 11 may be changed by a vote of the Fund's Board of Directors at any time.

                  The Tax Free Fund may not:

                  1. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

                  2. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

                  3. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (i) obligations issued by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, (ii) certificates of deposit issued by United States branches of United States banks or (iii) Municipal Securities the interest on which is paid solely from revenues of economically related projects. For purposes of this restriction, private activity securities ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

                  4. Make loans except that the Fund may purchase or hold debt obligations and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

                  5. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in debt obligations secured by real estate, mortgages or interests therein.

                  7. Purchase securities on margin, make short sales of securities or maintain short positions.

                  8. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may acquire stand-by commitments.

                  9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

                  10. Invest more than 10% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are not readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days and variable rate master demand notes providing for settlement upon more than seven days notice by the Fund and time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  11. Invest in oil, gas or mineral leases.

                  If a percentage restriction (other than the percentage limitation set forth in No. 2 and No. 10 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

                  Each Fund's securities are valued on the basis of amortized cost. Under this method, a Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing, and, where necessary, modifying a Fund's investment program to achieve its investment objective. BlackRock Institutional Management Corporation ("BIMC") generally will select specific portfolio investments and effect transactions for each Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the relevant Fund with research advice or other services.

                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by BIMC. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which BIMC believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  In no instance will portfolio securities be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies, except pursuant to an exemption received from the SEC. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  The Tax Free Fund may participate, if and when practicable, in bidding for the purchase of Municipal Securities directly from an issuer for its portfolio in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM or BIMC, in their sole discretion, believes such practice to be otherwise in the Fund's interest.

                  Each Fund does not intend to seek profits through short-term trading. A Fund's annual portfolio turnover will be relatively high but is not expected to have a material effect on its net income. Each Fund's turnover is expected to be zero for regulatory reporting purposes.

                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors

                  The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (67)                      Director/Trustee
40 Grosvenor Road                            Currently retired; Executive Vice
Short Hills, New Jersey 07078                President and Chief Financial
                                             Officer of Pan Am Corporation and
                                             Pan American World Airways, Inc.
                                             from 1988 to 1991; Director of The
                                             Infinity Mutual Funds, BISYS Group
                                             Incorporated; Director/Trustee of
                                             other Warburg Pincus Funds and
                                             other CSAM-advised investment
                                             companies.

Jack W. Fritz (72)                           Director/Trustee
2425 North Fish Creek Road                   Private investor; Consultant and
P.O. Box 483                                 Director of Fritz Broadcasting,
Wilson, Wyoming 83014                        Inc. and Fritz Communications
                                             (developers and operators of radio
                                             stations); Director of Advo, Inc.
                                             (direct mail advertising);
                                             Director/Trustee of other Warburg
                                             Pincus Funds.

Jeffrey E. Garten (53)                       Director/Trustee
Box 208200                                   Dean of Yale School of Management
New Haven, Connecticut 06520-8200            and William S. Beinecke Professor
                                             in the Practice of International
                                             Trade and Finance; Undersecretary
                                             of Commerce for International Trade
                                             from November 1993 to October 1995;
                                             Professor at Columbia University
                                             from September 1992 to November
                                             1993; Director/Trustee of other
                                             Warburg Pincus Funds.

James S. Pasman, Jr. (69)                    Director/Trustee
29 The Trillium                              Currently retired; President and
Pittsburgh, Pennsylvania 15238               Chief Operating Officer of National
                                             InterGroup, Inc. from April 1989 to
                                             March 1991; Chairman of Permian Oil
                                             Co. from April 1989 to March 1991;
                                             Director of Education Management
                                             Corp., Tyco International Ltd.;
                                             Trustee, BT Insurance Funds Trust;
                                             Director/Trustee of other Warburg
                                             Pincus Funds and other CSAM-advised
                                             investment companies.

William W. Priest* (58)                      Chairman of the Board
153 East 53rd Street                         Chairman- Management Committee,
New York, New York 10022                     Chief Executive Officer and
                                             Managing Director of CSAM (U.S.)
                                             since 1990; Director of TIG
                                             Holdings, Inc.; Director/Trustee of
                                             other Warburg Pincus Funds and
                                             other CSAM-advised investment
                                             companies.

----------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Steven N. Rappaport (51)                     Director/Trustee
40 East 52nd Street                          President of Loanet, Inc. since
New York, New York 10022                     1997; Executive Vice President of
                                             Loanet, Inc. from 1994 to 1997;
                                             Director, President, North American
                                             Operations, and former Executive
                                             Vice President from 1992 to 1993 of
                                             Worldwide Operations of Metallurg
                                             Inc.; Executive Vice President,
                                             Telerate, Inc. from 1987 to 1992;
                                             Partner in the law firm of Hartman
                                             & Craven until 1987;
                                             Director/Trustee of other Warburg
                                             Pincus Funds and other CSAM-advised
                                             investment companies.

Alexander B. Trowbridge (70)                 Director/Trustee
1317 F Street, N.W., 5th Floor               Currently retired; President of
Washington, DC 20004                         Trowbridge Partners, Inc. (business
                                             consulting) from January 1990 to
                                             November 1996; Director or Trustee
                                             of New England Mutual Life
                                             Insurance Co., ICOS Corporation
                                             (biopharmaceuticals), IRI
                                             International (energy services),
                                             The Rouse Company (real estate
                                             development), Harris Corp.
                                             (electronics and communications
                                             equipment), The Gillette Co.
                                             (personal care products) and
                                             Sunoco, Inc. (petroleum refining
                                             and marketing); Director/Trustee of
                                             other Warburg Pincus Funds.

Eugene L. Podsiadlo (42)                     President
466 Lexington Avenue                         Managing Director of CSAM;
New York, New York 10017-3147                Associated with CSAM since CSAM
                                             acquired the Funds' predecessor
                                             adviser in July 1999; with the
                                             predecessor adviser since 1991;
                                             Vice President of Citibank, N.A.
                                             from 1987 to 1991; Officer of
                                             CSAMSI and of other Warburg Pincus
                                             Funds.

Hal Liebes, Esq. (35)                        Vice President and Secretary
153 East 53rd Street                         Managing Director and General
New York, New York 10022                     Counsel of CSAM; Associated with
                                             Lehman Brothers, Inc. from 1996 to
                                             1997; Associated with CSAM from
                                             1995 to 1996; Associated with CS
                                             First Boston Investment Management
                                             from 1994 to 1995; Associated with
                                             Division of Enforcement, U.S.
                                             Securities and Exchange Commission
                                             from 1991 to 1994; Officer of
                                             CSAMSI, other Warburg Pincus Funds
                                             and other CSAM-advised investment
                                             companies.

Michael A. Pignataro (40)                    Treasurer and Chief Financial
153 East 53rd Street                         Officer
New York, New York 10022                     Vice President and Director of Fund
                                             Administration of CSAM; Associated
                                             with CSAM since 1984; Officer of
                                             other Warburg Pincus Funds and
                                             other CSAM-advised investment
                                             companies.

Stuart J. Cohen, Esq. (31)                   Assistant Secretary
466 Lexington Avenue                         Vice President and Legal Counsel of
New York, New York 10017-3147                CSAM; Associated with CSAM since
                                             CSAM acquired the Funds'
                                             predecessor adviser in July 1999;
                                             with the predecessor adviser since
                                             1997; Associated with the law firm
                                             of Gordon Altman Butowsky Weitzen
                                             Shalov & Wein from 1995 to 1997;
                                             Officer of other Warburg Pincus
                                             Funds.

Rocco A. DelGuercio (36)                     Assistant Treasurer
153 East 53rd Street                         Assistant Vice President and
New York, New York 10022                     Administrative Officer of CSAM;
                                             Associated with CSAM since June
                                             1996; Assistant Treasurer, Bankers
                                             Trust Corp. -- Fund Administration
                                             from March 1994 to June 1996;
                                             Mutual Fund Accounting Supervisor,
                                             Dreyfus Corporation from April 1987
                                             to March 1994; Officer of other
                                             Warburg Pincus Funds and other
                                             CSAM-advised investment companies.

                  No employee of CSAM, PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC or any of their affiliates receives an annual fee of $2,000, and $500 for each meeting of the Board and $250 for each Audit Committee Meeting, as applicable, attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Total Compensation
(for the fiscal period ended December 31, 1998)

                                                            Total Compensation from
                               Compensation from            all Investment Companies
Name of Director                   each Fund            in Warburg Pincus Fund Complex*
----------------               -----------------        -------------------------------
William W. Priest**                 None                              None

Richard N. Cooper***               $2,000                           $56,600

                                                            Total Compensation from
                               Compensation from            all Investment Companies
Name of Director                   each Fund            in Warburg Pincus Fund Complex*
----------------               -----------------        -------------------------------
Donald J. Donahue***               $2,000                           $13,525
Richard H. Francis****              None                              None
Jack W. Fritz                      $2,000                           $63,100
Jeffrey E. Garten****              $2,000                           $49,325
Thomas A. Melfe***                 $2,000                           $60,700
James S. Pasman, Jr.****            None                              None
Steven N. Rappaport****             None                              None
Arnold M. Reichman**                None                              None
Alexander B. Trowbridge            $2,000                           $64,000

--------------------

* Each Director serves as a Director or Trustee of 51 investment companies and portfolios in the Warburg Pincus family of funds.

** Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM. Mr. Reichman resigned as a Director of each Fund effective August 18, 1999.

*** Mr. Donahue resigned as a Director of each Fund effective February 6, 1998. Messrs. Cooper and Melfe resigned as a Director of each Fund effective July 6, 1999.

**** Mr. Garten became a Director of each Fund effective February 6, 1998. Messrs. Francis, Pasman and Rappaport became Directors of the Funds effective July 6, 1999.

                  As of April 1, 1999, Directors and officers of a Fund as a group owned of record less than 1% of the relevant Fund's outstanding common stock.

Investment Advisers, Sub-Investment Adviser and Administrator and Co-Administrator

                  CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately

62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

                  Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("Warburg") served as investment adviser to each Fund. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Funds' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

                  BIMC serves as sub-investment adviser to each Fund, and CSAMSI and PFPC Inc. ("PFPC") serve as co-administrators to the Funds pursuant to written agreements (the "Sub-Advisory Agreements" and the "Co-Administration Agreement," respectively, and collectively, the "Agreements"). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Credit Suisse Asset Management Ltd. ("CSAM Ltd.") served as co-administrator to the Funds.

                  For the services provided pursuant to the Advisory Agreement, CSAM is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .40% of the value of each Fund's average daily net assets, out of which CSAM pays BIMC for sub-investment advisory services. CSAM, BIMC and each Fund's administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by a Fund.

                  As sub-investment adviser, BIMC has agreed to implement each Fund's investment program as determined by the Board and CSAM. BIMC will supervise the day-to-day operations of the relevant Fund and perform the following services: (i) providing investment research and credit analysis concerning the Fund's investments, (ii) placing orders for all purchases and sales of the Fund's portfolio investments and (iii) maintaining the books and records required to support the Fund's operations. BIMC also calculates the Fund's net asset value, provides accounting services for the Fund and assists in related aspects of the Fund's operations.

                  As co-administrator, CSAMSI provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between a Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, assisting in the preparation of proxy statements, annual and semiannual reports, tax returns and monitoring and developing compliance procedures for the Fund. As compensation, each Fund pays to CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets, exclusive of out-of-pocket expenses.

                  The Funds also employ PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates a Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays to PFPC a fee calculated at an annual rate of .10% of the Fund's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and
 .05% of average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

MONEY MARKET FUND
Net Advisory Fees paid to CSAM's Predecessor, Warburg

       2-month period ended
         December 31, 1998
                $0

For the same period, Warburg voluntarily waived $11,885 of the Fund's fees and reimbursed expenses in the amount of $19,002.

Administrative Services/Co-Administration Fees paid to CSAM Ltd.(1)

       2-month period ended
         December 31, 1998
                $0

--------------------
(1)      The Fund's predecessor co-administrator.

For the same period, CSAM Ltd. voluntarily waived $2,971 of the Fund's fees.

Administrative Services/Co-Administration Fees paid to PFPC

       2-month period ended
         December 31, 1998
               $184

For the same period, PFPC voluntarily waived $2,971 of the Fund's fees.

TAX FREE FUND
Advisory Fees paid to CSAM's Predecessor, Warburg

       2-month period ended
         December 31, 1998
                $0

For the same period, Warburg voluntarily waived $11,091 of the Fund's fees and reimbursed expenses in the amount of $19,593.

Administrative Services/Co-Administration Fees paid to CSAM Ltd.(1)

       2-month period ended
         December 31, 1998
                $0

--------------------
(1)      The Fund's predecessor co-administrator.

For the same period, CSAM Ltd. voluntarily waived $2,773 of the Fund's fees.

Administrative Services/Co-Administration Fees paid to PFPC

       2-month period ended
         December 31, 1998
               $184

For the same period, PFPC voluntarily waived $2,773 of the Fund's fees.

Custodian and Transfer Agent

                  PFPC Trust Company ("PFPC Trust") is custodian of each Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. PFPC Trust has entered into a sub-custodian agreement with PNC Bank, National Association ("PNC"), pursuant to which PNC provides asset safekeeping and securities clearing services. PFPC Trust and PNC are indirect, wholly owned subsidiaries of PNC Bank Corp. and their principal business address is 200 Stevens Drive, Lester, Pennsylvania 19113.

                  State Street Bank and Trust Company ("State Street") has agreed to serve as each Fund's shareholder servicing, transfer and dividend disbursing agent pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of the Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts, and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc. ("BFDS"), an affiliated company, responsibility for most shareholder servicing functions. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Funds

                  The Money Market Fund and the Tax Free Fund were incorporated on July 24, 1998 under the laws of the State of Maryland as "Warburg, Pincus Money Market Fund, Inc." and "Warburg, Pincus Tax Free Money Market Fund, Inc.," respectively. On September 25, 1998, the Money Market Fund and the Tax Free Fund amended their respective charters and changed the Funds' names to "Warburg, Pincus WorldPerks Money Market Fund, Inc." and "Warburg, Pincus WorldPerks Tax Free Money Market Fund, Inc.", respectively. Each Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are designated Advisor Shares. Under a Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. All shareholders of a Fund, upon liquidation, will participate ratably in the Fund's net assets.

                  Multi-Class Structure. Although neither Fund currently does so, each Fund is authorized to offer a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors could only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries. Shares of each class would represent equal pro rata interests in the relevant Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on common shares.

                  Voting Rights. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

                  Provident Distributors, Inc. ("PDI") serves as distributor of the Funds' shares. PDI offers each Fund's shares on a continuous basis. No compensation is payable by the Funds to PDI for distribution services; however, pursuant to a separate agreement with CSAM, PDI is compensated for the services provided to the Funds. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428-2961.

                  Common Shares. Each Fund has adopted a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which a Fund will pay CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services; (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services; and (iii) to make, or cause to be made, payments to cover any costs and expenses relating to the Fund's participation in the Northwest Airlines WorldPerks(TM) program.

                  Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.

                  Pursuant to the 12b-1 Plan, CSAMSI will provide the Fund's Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made. The Common Shares 12b-1 Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Common Shares (the "Prior Common Shares 12b-1 Plan"). For the period ended December 31, 1998, the Money Market Fund and the Tax Free Fund paid $7,419 and $6,932, respectively, in 12b-1 fees pursuant to the Prior Common Shares 12b-1 Plan, which were used primarily for expenses related to each Fund's participation in the Northwest Airlines WorldPerks(TM) program.

                  Advisor Shares. Each Fund may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to such Distribution Plan, payments may be made to Institutions directly by a Fund or by CSAMSI on behalf of the Fund. The Distribution Plan would require the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

                  An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund investments for the instruments of Institutions.

                  General. The Distribution Plan and the 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or the 12b-1 Plans, as the case may be ("Independent Directors"). Any material amendment of the Distribution Plan or 12b-1 Plan would require the approval of the Board in the same manner. Neither the

Distribution Plan nor the 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Distribution Plan or 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Shareholder Guide.

                  Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in a Fund. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

                  The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. Subject to the restrictions on exchange purchases contained in the Prospectus and any other applicable restrictions, this privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from CSAMSI.

                  Subject to the restrictions described above, upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                  As described above and in the Fund's Prospectus, the Tax Free Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

                  Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it qualifies as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, each Fund must, among other things: (i) distribute to its shareholders at least the sum of 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending December 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Funds expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

                  Although each Fund expects to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

                  If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest income. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  Investors in the Money Market Fund should be aware that it is possible that some portion of the Fund's income from investments in obligations of foreign banks could become subject to foreign taxes.

                  Because the Tax Free Fund will distribute exempt interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. In addition, if a shareholder of the Tax Free Fund holds shares for six months or less, any loss on the sale or exchange of these shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Code may require a shareholder, if he or she receives exempt interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Fund which represents income derived from private activity securities held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Fund's dividends may be a tax preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they (i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

                  While each Fund does not expect to realize net long-term capital gains, any such realized gains will be distributed as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by a Fund to shareholders after the close of the Fund's taxable year. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. The rule will apply to a sale of shares of the Tax Free Fund only to the extent the rate is not disallowed under the provision described above.

                  A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

                  Each shareholder of the Money Market Fund will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

                  Each shareholder of the Tax Free Fund will receive an annual statement as to the federal personal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to the Fund's dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amounts subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. In the event that the Fund derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

                  If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to withholding, then the shareholder may be subject to a 31% "backup withholding" tax with respect to taxable dividends and distributions. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

                  You should consult your tax advisor regarding possible tax effects of the crediting of WorldPerks miles as a result of your fund investment, which could include a reduction in the tax basis in your shares that could cause a taxable gain when you sell them.

      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
       AFFECTING A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
          CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR
             TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                             DETERMINATION OF YIELD

                  From time to time, each Fund may quote its yield, effective yield and tax equivalent yield, as applicable, in advertisements or in reports and other communications to shareholders. The Money Market Fund's yield and effective yield for the seven-day period ended on December 31, 1998 were 4.41% and 4.51%, respectively. In the absence of waivers, these yields would have been 3.38% and 3.44%, respectively. The Tax Free Fund's yield, effective yield and tax equivalent yield for the seven-day period ended on December 31, 1998 was 3.13%, 3.18% and 5.18% (based on a 39.6% federal tax rate), respectively. In the absence of waivers these yields would have been 1.95%, 1.97% and 3.23%, respectively. A Fund's seven-day yield is calculated by (i) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (iii) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund's seven-day compound effective annualized yield is calculated by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting
1. The Tax Free Fund's tax equivalent yield is calculated by dividing that portion of the base period return which is exempt from federal personal income taxes by 1 minus the highest marginal federal individual income tax rate and adding the quotient to that portion, if any, of the yield which is not exempt from those taxes.

                  Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. Yield information may be useful in reviewing a Fund's performance and for providing a basis for comparison with other investment alternatives. However, the Fund's yield will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. In comparing the Fund's yield with that of other money market funds, investors should give consideration to the quality and maturity of the portfolio securities of the respective funds.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The Funds' financial statements for the fiscal period ended December 31, 1998, that is incorporated by reference in this Statement of Additional Information have been audited by

PwC, and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.

                  As of March 31, 1999, the name, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of the Fund's outstanding shares were as follows:

--------------------------------------------------------------------------------
MONEY MARKET FUND                                                COMMON STOCK
--------------------------------------------------------------------------------
Louis Bluver*                                                           11.57%
1901 Walnut St. Apt 1901
Philadelphia, PA 19103-4645

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TAX FREE FUND                                                    COMMON STOCK
--------------------------------------------------------------------------------
Credit Suisse Asset Management*                                         47.75%
Fund Holding (Luxembourg) S.A.
5 Rue Jean Monnet
B P 369
L-2013 Luxembourg

--------------------------------------------------------------------------------

* To the knowledge of each Fund, these entities are not the beneficial owners of a majority of the shares held by them of record.

                              FINANCIAL STATEMENTS

                  Each Fund's audited annual report, dated December 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. A Fund will furnish without charge a copy of its annual report upon request by calling Warburg Pincus Funds at (800) 927-2874.

                                    APPENDIX

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                  Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

                  The following summarizes the highest two ratings used by S&P for Municipal Securities:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  The following summarizes the highest two ratings used by Moody's for bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated As are judged to be of high quality by all standards. Together with the Aaa group they are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

                  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                  Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.


                                      A-3